   Number
HN                                Harvard Net

 COMMON STOCK                                               SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS                                         CUSIP 417490 10 9
TRANSFERABLE IN
BOSTON, MA OR NEW YORK NY


THIS CERTIFIES THAT







IS THE OWNER OF



                FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                            $.01 PAR VALUE PER SHARE, OF

                                     HARVARDNET INC.

transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
                                   HARVARDNET INC.
COUNTERSIGNED AND REGISTERED:           1992
       BankBoston, N.A                DELAWARE


          TRANSFER AGENT                  /s/ Mark M. Washburn
                                          -------------------------------------
          AND REGISTRAR                   PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                          /s/ Todd C. Desisto
                                          -------------------------------------
      AUTHORIZED SIGNATURE                TREASURER AND CHIEF FINANCIAL OFFICER

                                HARVARDNET INC.

     The Company is authorized to issue more than one class of series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inspection on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT--        Custodian
TEN ENT - as tenants by the entireties                                  --------         --------
JT TEN -  as joint tenants with right of                                (Cust)           (Money)
          supervisorship and not as tenants                              Under Uniform Gifts to Minors
          in common                                                     Act
                                                                           ----------------------
                                                                                   (State)

       Additional abbreviations may also be used though not in the above list.


For value received,                     hereby, sell, assign and transfer unto
                   ---------------------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

    --------------------------------------


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated
     -----------------------

                                   --------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE FACT OR THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


----------------------------
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C.
RULE 17Ad-15.